Defiance Hotel, Airline, and Cruise ETF
Schedule of Investments
September 30, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.4%
	Consumer Discretionary - 46.3% (a)
24,839	Accor SA (b)	$525,849
240,207	Carnival Corporation (b)	1,688,655
3,887	Choice Hotels International, Inc.	425,704
21,747	Hilton Worldwide Holdings, Inc.	2,623,123
25,447	H World Group, Ltd. - ADR	853,492
4,504	Hyatt Hotels Corporation - Class A (b)	364,644
19,454	InterContinental Hotels Group plc - ADR	945,659
18,103	Marriott International, Inc. - Class A	2,536,954
511,100	Minor International pcl - NVDR (b)	359,071
96,155	Norwegian Cruise Line Holdings, Ltd. (b)	1,092,321
14,100	Resorttrust, Inc.	226,192
37,460	Royal Caribbean Cruises, Ltd. (b)	1,419,734
212,000	Shangri-La Asia, Ltd. (b)	147,187
23,608	Whitbread plc	606,658
9,325	Wyndham Hotels & Resorts, Inc.	572,089
		14,387,332
	Industrials - 42.9% (a)
27,186	Air Canada (b)	328,436
332,000	Air China, Ltd. - H-Shares (b)	253,761
197,308	Air France-KLM (b)	251,378
14,067	Alaska Air Group, Inc. (b)	550,723
2,001	Allegiant Travel Company (b)	146,033
69,657	American Airlines Group, Inc. (b)	838,670
24,200	ANA Holdings, Inc. (b)	454,424
135,000	Cathay Pacific Airways, Ltd. (b)	142,397
478,000	China Airlines, Ltd.	295,842
17,120	Controladora Vuela Cia de Aviacion SAB de CV - ADR (b)	119,669
2,537	Copa Holdings SA - Class A (b)	170,004
70,350	Delta Air Lines, Inc. (b)	1,974,021
85,484	Deutsche Lufthansa AG (b)	495,601
63,606	easyJet plc (b)	210,453
387,000	Eva Airways Corporation	343,740
3,913	Hanjin Kal Corporation (b)	102,153
361,529	International Consolidated Airlines Group SA (b)	382,684
22,300	Japan Airlines Company, Ltd. (b)	397,793
38,122	JetBlue Airways Corporation (b)	252,749
27,107	Korean Air Lines Company, Ltd. (b)	418,722
137,214	Qantas Airways, Ltd. (b)	442,873
15,139	Ryanair Holdings plc - ADR (b)	884,420
165,900	Singapore Airlines, Ltd. (b)	589,651
6,387	SkyWest, Inc. (b)	103,853
53,515	Southwest Airlines Company (b)	1,650,403
13,817	Spirit Airlines, Inc. (b)	260,036
33,961	United Airlines Holdings, Inc. (b)	1,104,751
8,579	Wizz Air Holdings plc (b)	151,743
		13,316,983
	Real Estate - 10.2%
23,407	Apple Hospitality REIT, Inc.	329,102
20,149	DiamondRock Hospitality Company	151,319
49,873	Host Hotels & Resorts, Inc.	791,983
796	Invincible Investment Corporation	250,769
594	Japan Hotel REIT Investment Corporation	295,882
24,579	Park Hotels & Resorts, Inc.	276,760
12,099	Pebblebrook Hotel Trust	175,557
15,859	RLJ Lodging Trust	160,493
5,567	Ryman Hospitality Properties, Inc.	409,676
20,507	Service Properties Trust	106,431
25,169	Sunstone Hotel Investors, Inc.	237,092
		3,185,064
	TOTAL COMMON STOCKS (Cost $44,857,743)	30,889,379

	PREFERRED STOCKS - 0.5%
	Industrials - 0.5%
17,562	Azul SA - ADR (b)	142,954
	TOTAL PREFERRED STOCKS (Cost $243,031)	142,954

	SHORT-TERM INVESTMENTS - 0.1%
38,282	First American Government Obligations Fund - Class X, 2.78% (c)	38,282
	TOTAL SHORT-TERM INVESTMENTS (Cost $38,282)	38,282

	TOTAL INVESTMENTS - 100.0% (Cost $45,139,056)	31,070,615
	Other Assets in Excess of Liabilities - 0.0% (d)	1,868
	NET ASSETS - 100.0%	$31,072,483

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2022.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$30,889,379	$-	$-	$30,889,379
Preferred Stocks	142,954	-	-	142,954
Short-Term Investments	38,282	-	-	38,282
Total Investments in Securities	$31,070,615	$-	$-	$31,070,615

^See Schedule of Investments for breakout of investments by sector classification.

For the period ended September 30, 2022, the Fund did not recognize any transfers to or from Level 3.